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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                             SECURITIES ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 1, 2001
                               (October 24, 2001)


                               LOJACK CORPORATION
             (Exact name of registrant as specified in its charter)


       Massachusetts                1-8439                    04-2664794
State or other jurisdiction       (Commission               (I.R.S Employer
   of Incorporation)              File Number)           Identification Number)

                        200 Lowder Brook Drive Suite 1000
                               Westwood, MA 02090
               (Address of principal executive offices) (Zip code)

                                  781-326-4700
              (Registrant's telephone number, including area code)


                                      None
                         (Former Name or Former Address,
                          if Changed Since Last Report)



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Item 8. Change in Fiscal Year

On October 24, 2001, the Company's Board of Directors approved a change in the Company's fiscal year end from the last day of February to December 31, to be effective beginning December 31, 2001. A report on Form 10-K covering the ten months ended December 31, 2001 (the transition period) will be filed in accordance with the Securities and Exchange Commission filing requirements.





                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               By: /s/ Keith E. Farris
                                                   -------------------
                                                   Keith E. Farris
Date: November 1, 2001                             Chief Financial Officer
                                                   (Principal Financial Officer)